UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

_____________________

FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2022

GOOD HEMP, INC.
(Exact name of registrant as specified in its charter)

000-54509	45-2578051
(Commission File Number)	(IRS Employer Identification Number)

20016 Hickory Twig Way Spring, Texas	77388
(Address of Principal Executive Offices)	(Zip Code)

1-800-947-9197

(Registrant’s telephone number, including area code)

20311 Chartwell Center Drive, Suite 1469, Cornelius, North Carolina 28031

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As disclosed in the registrant’s Current Report on Form 8-K filed on March 11, 2022 (the “March 11 Current Report”), on March 8, 2022, the registrant, Good Hemp, Inc. (the “Company”), entered into a Plan and Agreement of Merger (the “Merger Agreement”) with Petro X Solutions, Inc., a Wyoming corporation (“PXS”), pursuant to which a wholly-owned subsidiary (the “Merger Sub”) of the Company would merge (the “PXS Merger”) with and into PXS, with PXS becoming a wholly-owned subsidiary of the Company as a result of the Merger.

On May 11, 2022, the parties closed the Merger Agreement and (i) filed Articles of Merger merging the Merger Sub with and into PXS; (ii) each share of PXS was converted into the right to receive shares of Company common stock on a 10-for-1 basis, with PXS’s outstanding 10,000,000 shares of common stock pre-merger converted into the right to receive 100,000,000 shares of Company common stock in the merger; (iii) the Company issued 20,000,000 shares of common stock to PXS’s pre-merger shareholders, with an additional 80,000,000 shares issuable to the pre-merger shareholders of PXS in the future; and (iv) PXS became a wholly-owned subsidiary of the Company.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, filed as Exhibit 2.1 to the March 11 Current Report, and incorporated by reference in this Current Report.

Item 3.02. Unregistered Sales of Equity Securities.

The description of the common stock issuances to PXS’s pre-merger shareholders set forth in Item 2.01 above is incorporated by reference into this Item 3.02. The issuances of common stock were made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder, as there was no general solicitation, the issuances did not involve a public offering, and there were only fifteen PXS pre-merger shareholders, each of whom were accredited or financially sophisticated.

Item 5.01. Changes in Control of Registrant.

The description of the common stock issuances to PXS’s pre-merger shareholders set forth in Item 2.01 above is incorporated by reference into this Item 5.01. These issuances constituted a change of control as William Alessi, Chris Chumas, and Spire Holdings, LLC, who owned over 50% of the Company’s common stock prior to the PXS Merger, no longer control the Company after effecting the issuances described above. No person(s) control a majority of the Company’s voting securities after effecting those issuances.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the PXS Merger and as of May 11, 2022, William Alessi and Chris Chumas resigned from all director and officer positions with the Company, and the following individuals were appointed to the following positions with the Company:

Name	Age	Position(s) with the Company
Ron F. Sickels	66	Chief Executive Officer and Director (1)
William E. Sluss	66	Chief Operating Officer and Director
Fabian G. Deneault	55	Executive Vice President and Director
Eric Newlan	60	Vice President, Secretary and Director

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(1)	Mr. Sickels will also continue to serve as Chief Executive Officer of PXS.

There exist no family relationships among the officers and directors of the Company.

Certain information regarding the backgrounds of each of our executive officers and directors is set forth below.

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Ron F. Sickels became a member of the Board of Directors and was appointed Chief Executive Officer of the Company on May 11, 2022. Dr. Sickels has served as Chief Operating Officer and as a Director of PXS since January 2022 and will continue to serve in such capacity. Since 2016, Dr. Sickels has served as Vice President and General Manager of Relevant Fuel Solution, the premier fuel management resource for organizations that trade on reliability, and Vice President Development of Relevant Power Solutions, a designer and manufacturer of power plants of all types with over 3,200 megawatts of power installed worldwide, both of which are based in The Woodlands, Texas. From 2008 to 2019, Dr. Sickels was the co-founder and Chief Operating Officer of Advanced Fuel Solutions, Inc., Morro Bay, California-based environmental fuel and power specialist. From 2000 to 2007, Dr. Sickels was co-founder and Chief Executive Officer of EFS Tank and Power, Inc., Bakersfield, California-based designer and manufacturer of tank and power generation equipment. Dr. Sickels earned the following degrees from Rockville University, Maryland: PhD in Environmental Sciences and Engineering, MS in Chemical Engineering and BS in Mechanical Engineering.

Fabian G. Deneault became a member of the Board of Directors and was appointed as Executive Vice President of the Company on May 11, 2022. Mr. Deneault is a founder of PXS and has served as Chief Operating Officer and as a Director since its inception in August 2020. Since January 2020, Mr. Deneault has been President and a Director of Black Bird Biotech, Inc., a Flower Mound, Texas-based publicly-traded company (symbol: BBBT) that manufactures and sells MiteXstreamTM, an EPA-registered biopesticide, and an affiliate of PXS. From January 2017 through December 2019, Mr. Deneault owned and operated Grizzly Creek Medical Cannabis, a proprietorship licensed as a medical marijuana dispensary in the State of Montana. Since June 2016, Mr. Deneault has been President of Touchstone Enviro Solutions, Inc., a purveyor of environmentally-friendly products and an affiliate of PXS. From 2014 through April 2016, Mr. Deneault owned and operated PetroXg3 LLC, a purveyor of environmentally-friendly products. For more than 10 years prior to that, Mr. Deneault was engaged in petrochemical sales. Mr. Deneault currently serves as a sales and marketing representative for Montana Unified School Trust, a Helena, Montana-based health insurance provider.

William E. Sluss became a member of the Board of Directors and was appointed Chief Operating Officer of the Company on May 11, 2022. Mr. Sluss is a founder of PXS and has served as Chief Financial Officer and as a Director since its inception in August 2020. Since January 2011, Mr. Sluss has served as Principal Financial and Accounting Officer and, since January 2020, Vice President–Finance, Chief Financial Officer and as a Director of Black Bird Biotech, Inc., a Flower Mound, Texas-based publicly-traded company (symbol: BBBT) that manufactures and sells MiteXstreamTM, an EPA-registered biopesticide, and an affiliate of PXS. Between 2008 and 2010, Mr. Sluss was the Chief Financial Officer for AcccuForce Staffing Services in Kingsport, Tennessee. Between 2002 and 2008 Mr. Sluss was the Chief Financial Officer and Treasurer for Studsvik, Inc., a nuclear services company based in Erwin, Tennessee. Mr. Sluss is a Certified Public Accountant in the State of Virginia and received his Bachelor of Science degree in accounting from the University of Virginia’s College at Wise, Wise, Virginia. In addition, Mr. Sluss earned a J.D. degree from Irvine University School of Law, Cerritos, California. Mr. Sluss is a member of the California Bar.

Eric Newlan became a member of the Board of Directors and was appointed Vice President and Secretary of the Company on May 11, 2022. Mr. Newlan is a founder of PXS and has served as Vice President, Secretary and as a Director since its inception in August 2020. Since 1987, Mr. Newlan has engaged in the practice of law in the North Texas area, and is currently the managing member of Newlan Law Firm, PLLC, a Flower Mound, Texas, firm practicing primarily in the area of securities regulation. Since January 2020, Mr. Newlan has been Vice President, Secretary and a Director of Black Bird Biotech, Inc., a Flower Mound, Texas-based publicly-traded company (symbol: BBBT) that manufactures and sells MiteXstreamTM, an EPA-registered biopesticide, and an affiliate of PXS. Since June 2016, Mr. Newlan has been Vice President of Touchstone Enviro Solutions, Inc., a purveyor of environmentally-friendly products and an affiliate of PXS. From October 2012 to October 2015, Mr. Newlan served as a director, and from April to October 2015, Mr. Newlan served as CEO, of Green Life Development, Inc., a Las Vegas, Nevada-based a purveyor of environmentally-friendly products. Mr. Newlan earned a B.A. degree in Business from Baylor University, Waco, Texas, and a J.D. degree from the Washburn University School of Law, Topeka, Kansas. Mr. Newlan is a member of the Texas Bar.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Company will file any financial statements required by this Item not later than 71 days after closing the PXS Merger.

(b) Pro Forma Financial Information.

The Company will file any financial statements required by this Item not later than 71 days after closing the PXS Merger.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this report:

Exhibit No.	Description

2.1*#	Plan and Agreement of Merger among Good Hemp, Inc., Good Hemp Name Change Subsidiary, Inc. and Petro X Solutions, Inc. (incorporated by reference to Current Report on Form 8-K filed on March 11, 2022)
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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# Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or Exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Good Hemp, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

GOOD HEMP, INC.

Dated: May 16, 2022	By:	/s/ Ron F. Sickels
Ron F. Sickels
Chief Executive Officer

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